North Square Oak Ridge Dividend Growth Fund
(the “Fund”)

Supplement dated November 5, 2021 to the Summary Prospectus and Prospectus, each dated September 30, 2021, as supplemented

This supplement serves as notification of the following changes:

Important Notice Regarding Change in Investment Policy

At a recent meeting of the Board of Trustees (“Board”) of North Square Investments Trust, the Board approved certain changes relating to the Fund, expected to be effective in January 2022 (the “Effective Date”), as described below:

1.     Change in the Name of the Fund

As of the Effective Date, the name of the Fund will be changed to the North Square Preferred and Income Securities Fund.

2.     Change in the Investment Objective of the Fund.

As of the Effective Date, the investment objective of the Fund will be as follows:

The investment objective of the North Square Preferred and Income Securities Fund is to seek total return through current income and capital appreciation.

3.     Change in the Investment Policy of the Fund

In conjunction with the change of the Fund’s name, the Fund will revise its current 80% non-fundamental investment policy (“Current 80% Policy”) as of the Effective Date. The Current 80% Policy is to, under normal market conditions, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities that have a record of paying dividends over at least a trailing one year period. For purposes of the Current 80% Policy, the Fund invests primarily in large cap U.S. companies with market capitalizations of $5 billion or higher at the time of purchase. The Fund’s equity investments include common stock, and may include preferred stock, depositary receipts, exchange-traded funds (“ETFs”), rights and warrants.

As of the Effective Date, the Fund’s revised 80% non-fundamental investment policy (“Revised 80% Policy”) will be as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; Additional Tier 1 securities, also known as contingent convertible securities, and securities of other open-end, closed-end or ETFs that invest primarily in preferred and/or debt securities.

The Fund may invest over 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including real estate investment trusts) and insurance industries. The Fund may also have 25% or more of its net assets invested in other sectors or industries including (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications.

Corresponding changes to the Fund’s principal investment strategies and principal risks of investing in the Fund will be made to reflect the Fund’s Revised 80% Policy as of the Effective Date.

4.     Fees and Expenses of the Fund

As of the Effective Date, there will be no change in the advisory fees paid to the Fund’s investment adviser, North Square Investments, LLC. The Adviser has contractually agreed to a lowered expense cap in order to limit Total Annual Fund Operating Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to 0.97% of the Fund’s average daily net assets attributable to Class I shares. Prior to the Effective Date, the Fund’s contractual expense cap was 1.00%.

5.     Change in Primary Benchmark

In conjunction with the change in the Fund’s investment policy, the primary benchmark index for the Fund has been changed from the S&P 500 Total Return Index to the ICE BofAML Fixed Rate Preferred Securities Index as of the Effective Date.

6.    Change in the Investment Sub-Adviser to the Fund

As of the Effective Date, Red Cedar Investment Management, LLC (“Red Cedar”) will become the investment sub-adviser to the Fund replacing Oak Ridge Investments, LLC as the sub-adviser to the Fund. Red Cedar’s portfolio management team is comprised of John L. Cassady, III, David L. Withrow, Michael J. Martin, and Brandon F. Bajema, who will be responsible for the day-to-day management of the Fund’s portfolio. An Information Statement, pursuant to the Fund’s “Manager of Managers” exemptive order, providing additional information about the change in investment sub-adviser will be sent to shareholders of the Fund.

The Statement of Additional Information will be revised, as applicable, as of the Effective Date, to reflect changes conforming to this Supplement.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.
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